                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            NORTH LILY MINING COMPANY
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3)
[x] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
    1)   Title of each class of securities to which transaction applies:
              Common Stock
          ---------------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:
              3,000,000 Shares
          ---------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              $.1875, the average of the bid and ask prices as of July 29, 1996
          ---------------------------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:
              $562,500
          ---------------------------------------------------------------------
    5)   Total fee paid:
              Fee is $112.50; $125 was paid previously
          ---------------------------------------------------------------------
[x] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:

          ---------------------------------------------------------------------
    2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
    3)   Filing Party:

          ---------------------------------------------------------------------
    4)   Date Filed:

          ---------------------------------------------------------------------

                              NORTH LILY MINING COMPANY

- --------------------------------------------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD _______________, 1996

- --------------------------------------------------------------------------------


       The Annual Meeting of the Shareholders of North Lily Mining Company (the "Company") will be held on ______, 1996, at ___ _.M. (local time) at ______________________, for the following purposes:

       (1) To elect four members of the Board of Directors to hold office until the next annual meeting of shareholders, or until their successors are duly elected and qualify;

       (2) To consider and act upon a Plan of Recapitalization to reverse split the outstanding Common Stock by changing each 10 issued and outstanding shares into one issued and outstanding share of Common Stock;

       (3)    To authorize the acquisition of Tamarine Ventures Ltd.;

       (4)    To approve and adopt the Company's 1996 Stock Option Plan;

       (5)    To approve and adopt the Company's 1996 Restricted Stock Plan;

       (6) To amend the Company's Articles of Incorporation to authorize 5,000,000 shares of Preferred Stock; and

       (7) To transact such other business as properly may come before the meeting.

       Only shareholders of record at the close of business on __________, 1996 will be entitled to vote at the meeting. The transfer books of the Company will not be closed.

       YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE INDICATE ON THE ENCLOSED PROXY WHETHER YOU PLAN TO ATTEND THE MEETING. IN ANY EVENT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO INSURE YOUR SHARES ARE REPRESENTED AT THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING EVEN THOUGH YOU HAVE EXECUTED AND RETURNED A PROXY.

                                       By order of the Board of Directors:

                                       W. Gene Webb, Secretary


Denver, Colorado
August __, 1996

                            NORTH LILY MINING COMPANY
                          1800 Glenarm Place, Suite 210
                             Denver, Colorado 80202
                                 (303) 294-0427

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                         To be held ___________, 1996


                                  INTRODUCTION

    The Proxy enclosed with this Proxy Statement will be first sent or given to shareholders on or about March __, 1996, in connection with the solicitation by the directors of North Lily Mining Company (the "Company") of Proxies to be used at an Annual Meeting of Shareholders to be held at __:__ _.m. (local time), _________, 1996 at _______________________________________________________
___________________________________________________ (the "Annual Meeting").

PERSONS MAKING THE SOLICITATION

    The Proxy is solicited on behalf of the directors of the Company. The original solicitation will be by mail. Following the original solicitation, management expects that certain individual shareholders will be further solicited through telephonic or other oral communications from management. Management may use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit Proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

TERMS OF THE PROXY

    The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box corresponding to each such matter. By appropriately marking each box, a shareholder may specify whether to confer to or to withhold from management the authority to vote the shares represented by the Proxy. The Proxy also confers upon management discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

    If the Proxy is executed properly and is received by management prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a shareholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority shall be deemed to confer such authority.

    A Proxy may be revoked at any time prior to its exercise by (1) so notifying the Company in writing, (2) filing with the Company a duly executed proxy bearing a later date, or (3) voting in person at the Annual Meeting.


                   VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

    The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of the Company's $.10 par value common stock (the "Common Stock"). The close of business on _____________ 1996, has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Annual Meeting. As of the record date, there were 29,707,403 shares of Common Stock issued and outstanding.

VOTING RIGHTS AND REQUIREMENTS

    Each shareholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date.

    QUORUM AND VOTES REQUIRED FOR APPROVAL. The presence at the Annual Meeting of the holders of an amount of shares of each class of stock entitled to vote at the meeting, representing the right to vote shares of Common Stock of not less than one-third of the number of shares of Common Stock outstanding as of the record date will constitute a quorum for transacting business. Directors will be elected by plurality vote. The affirmative vote of the majority of outstanding shares is necessary to amend the Articles of Incorporation. The affirmative vote of the majority of shares represented at the meeting and entitled to vote thereat is necessary to approve the Plan of Recapitalization, to approve the Agreement and Plan of Share Exchange with Tamarine Ventures Ltd., to adopt the 1996 Stock Option Plan, to adopt the 1996 Restricted Stock Plan, and to approve all other matters that may come before the Annual Meeting.

    PRINCIPAL SECURITY HOLDERS. The following table sets forth information, as of the record date, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, and by directors, nominees, and officers of the Company, and by officers and directors as a group.

                                 AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP (1)   PERCENT OF CLASS (2)

CEDE & Co.                          12,797,377                   45.61%
Box 20
Bowling Green Station
New York, NY 10004

Kray & Co.                           3,240,829                   11.55%
One Financial Place
440 South LaSalle Street
Chicago, IL 60605

Stephen E. Flechner                    860,000 (3)                2.98%

W. Gene Webb                           850,000 (3)                2.94%

Theodore E. Loud                        70,000                    0.25%

Nick DeMare                             57,300 (4)                0.20%

John R. Twohig                             -0-                      --

All officers and directors           1,837,300 (5)                6.16%
as a group (5 persons)

- ---------------
(1) Information with respect to beneficial ownership is based upon information furnished by each shareholder of contained in filings made with the Securities and Exchange Commission. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the shares shown.

(2) Based on 29,707,403 shares outstanding. Where the persons listed on this table have the right to obtain additional shares of Common Stock within 60 days from _______, 1996, these additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(3) Includes 850,000 shares of Common Stock issuable upon exercise of presently exercisable options.

(4) Includes 50,000 shares of Common Stock issuable upon exercise of presently exercisable options.

(5) Includes 1,750,000 shares of Common Stock issuable upon exercise of presently exercisable options.

CHANGES IN CONTROL

    No arrangements are known to the Company, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a further change in control of the Company.


                            MATTERS TO BE ACTED UPON

                       PROPOSAL 1:  ELECTION OF DIRECTORS

    The directors of the Company are elected to serve until the next annual shareholders' meeting or until their respective successors are elected and qualify. Officers of the Company hold office until the meeting of the Board of Directors immediately following the next annual shareholders' meeting or until removal by the Board of Directors. Interim replacements for resigning directors and officers are appointed by the Board of Directors.

    The names of the nominees for directors and certain information about them are set forth below:

- --------------------------------------------------------------------------------
NAME                 AGE  POSITION WITH THE       BUSINESS EXPERIENCE
                          COMPANY
- --------------------------------------------------------------------------------
Stephen E. Flechner  53   President and Chief     May 1994 to present -
                          Executive Officer and   President of the Company;
                          Director                1979 to 1993 - Vice President,
                                                  General Counsel & Secretary,
                                                  Gold Fields Mining Corp.,
                                                  Denver, Colorado; April 1993
                                                  to present - President of
                                                  Akiko Gold Resources Ltd.,
                                                  Vancouver, British Columbia
- --------------------------------------------------------------------------------
W. Gene Webb         57   Executive Vice          May 1994 to present -
                          President, Corporate    officer and director of
                          Secretary and Director  the Company; September 1989 to
                                                  March 1994 - President and
                                                  director of Canadian
                                                  Industrial Minerals Corp.,
                                                  Denver, Colorado; May 1989 to
                                                  present - officer and director
                                                  of Tellis Gold Mining Company,
                                                  Vancouver, British Columbia;
                                                  March 1990 to June 1994 -
                                                  President and director of
                                                  Jerez Investment Corp.,
                                                  Denver, Colorado; September
                                                  1978 to present - President
                                                  and director of Ferret
                                                  Exploration Company, Inc.,
                                                  Denver, Colorado
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
NAME                 AGE  POSITION WITH THE       BUSINESS EXPERIENCE
                          COMPANY
- --------------------------------------------------------------------------------
John R. Twohig       43   Vice President -        January 1994 to present -
                          Corporate Development   Chairman and Chief Executive
                          and Director            Officer of Tamarine Ventures
                                                  Ltd., Vancouver, British
                                                  Columbia; January 1990 to
                                                  December 1994 - senior marine
                                                  consultant for international
                                                  clients, Vancouver, British
                                                  Columbia
- --------------------------------------------------------------------------------
Theodore E. Loud     60   Director                1986 to present - President of
                                                  Tel Advisors Inc. of Virginia,
                                                  Charlottesville, Virginia, a
                                                  registered investment adviser
                                                  and corporate financial
                                                  consulting company
- --------------------------------------------------------------------------------


     The following table sets forth, as of the date of this Proxy Statement, the names and ages of the Company's executive officers, including all positions and offices held by each such person. These officers are elected to hold office for one year or until their respective successors are duly elected and qualified:

- --------------------------------------------------------------------------------
NAME                 AGE  POSITION WITH THE       BUSINESS EXPERIENCE
                          COMPANY
- --------------------------------------------------------------------------------
Stephen E. Flechner  53   President and Chief     See table above.
                          Executive Officer and
                          Director
- --------------------------------------------------------------------------------
W. Gene Webb         57   Executive Vice          See table above.
                          President,Corporate
                          Secretary and
                          Director
- --------------------------------------------------------------------------------
Nick DeMare          40   Treasurer               Chartered Accountant.  May
                                                  1991 to present - President,
                                                  Chase Management Ltd.,
                                                  Vancouver, British Columbia;
                                                  February 1986 to April 1991 -
                                                  Vice President and Chief
                                                  Financial Officer, Ingot
                                                  Management Ltd., Vancouver,
                                                  British Columbia.  Mr. DeMare
                                                  is a director and/or officer
                                                  of several publicly-traded
                                                  Canadian companies.
- --------------------------------------------------------------------------------
John R. Twohig       43   Vice President -        See table above
                          Corporate Development
                          and Director
- --------------------------------------------------------------------------------

     Except as otherwise indicated below, no organization by which any officer or director previously has been employed is an affiliate, parent, or subsidiary of the Company.

     The Company does not have any standing audit, nominating, or compensation committees of the Board of Directors.

     Messrs. Flechner and Webb have been directors since May 1994. They took action seven times by unanimous written consent during the 1995 fiscal year. Each director participated in the written consents that occurred during the period he was a director. Messrs. Twohig, Loud, and Horsley became directors in March 1996. There have been no official meetings of the board of directors since August 20, 1992.

Compliance with Section 16(a) of the Exchange Act

     During the fiscal year ended December 31, 1995, there were no known failures to file on a timely basis Forms 3, 4, and/or 5 with the Securities and Exchange Commission as required by Section 16(a) of the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer of the Company and by each other executive officer of the Company whose total salary and bonus exceeded $100,000 in the Company's fiscal year ended December 31, 1995.


                              SUMMARY COMPENSATION TABLE


                                                    LONG TERM COMPENSATION
                                              -------------------------------
                   ANNUAL COMPENSATION                 AWARDS        PAYOUTS
                 -------------------------------------------------------------

                                      OTHER    RESTRICTED
NAME AND                              ANNUAL     STOCK     OPTIONS/  LTIP ALL   OTHER
PRINCIPAL                             COMPEN-   AWARD(S)    SARS     PAYOUTS    COMPEN-
POSITION    YEAR    SALARY    BONUS  SATION ($)   ($)        (#)      ($)       SATION ($)
- ------------------------------------------------------------------------------------------
Stephen     1995   $110,000(1)  -0-     -0-       -0-         -0-      -0-         -0-
E.          1994    $82,500(2)  -0-     -0-       -0-     850,000      -0-         -0-
Flechner,   1993       -0-      -0-     -0-       -0-         -0-      -0-         -0-
President
and Chief
Executive
Officer (2)
- ------------------------------------------------------------------------------------------
W. Gene     1995   $110,000(1)  -0-     -0-       -0-         -0-      -0-         -0-
Webb,       1994   $ 82,500(2)  -0-     -0-       -0-     850,000      -0-         -0-
Executive   1993        -0-     -0-     -0-       -0-         -0-      -0-         -0-
Vice
President
and
Corporate
Secretary
- ------------------------------------------------------------------------------------------
William E.  1995        -0-     -0-     -0-        -0-        -0-      -0-        -0-
Grafham,    1994        -0-     -0-     -0-        -0-    120,000      -0-        -0-
former      1993                -0-     -0-        -0-        -0-      -0-        -0-
Chairman
of the
Board,
President
and Chief
Executive
Officer(3)(4)
- ------------------------------------------------------------------------------------------



                                       5


                                                    LONG TERM COMPENSATION
                                              -------------------------------
                   ANNUAL COMPENSATION                 AWARDS        PAYOUTS
                 -------------------------------------------------------------

                                      OTHER    RESTRICTED
NAME AND                              ANNUAL     STOCK     OPTIONS/  LTIP ALL   OTHER
PRINCIPAL                             COMPEN-   AWARD(S)    SARS     PAYOUTS    COMPEN-
POSITION    YEAR    SALARY    BONUS  SATION ($)   ($)        (#)      ($)       SATION ($)
- ------------------------------------------------------------------------------------------
Anton R.    1995        -0-     -0-     -0-        -0-        -0-      -0-         -0-
Hendriksz,  1994        -0-     -0-     -0-        -0-        -0-      -0-         -0-
former      1993   $132,505     -0-     -0-        -0-        -0-      -0-     $62,500
Chairman
of the
Board
- ------------------------------------------------------------------------------------------
Thomas L.   1995        -0-     -0-     -0-       -0-        -0-       -0-         -0-
Crom,       1994        -0-     -0-     -0-       -0-        -0-       -0-         -0-
former      1993   $ 89,772     -0-     -0-       -0-        -0-       -0-     $50,000
President,
Chief
Executive
Officer &
Treasurer (4)
- ------------------------------------------------------------------------------------------
George A.   1995        -0-     -0-     -0-       -0-        -0-       -0-        -0-
Holcomb,    1994        -0-     -0-     -0-       -0-        -0-       -0-    $20,834(5)
former      1993   $126,250     -0-     -0-       -0-        -0-       -0-        -0-
Vice
President
of
Operations

- ----------------
(1) Unpaid as at December 31, 1995. In addition, Messrs. Flechner and Webb have each agreed to defer a portion of their salaries. See "Certain Transactions" below.

(2) Unpaid as at December 31, 1994. Messrs. Flechner and Webb have each agreed to accept shares of Common Stock of the Company in settlement of their unpaid salaries. See also"Certain Transactions" below.

(3) Mr. Grafham resigned as an officer of the Company as of May 17, 1994. On that date, Mr. Flechner became the Chief Executive Officer of the Company.

(4) Mr. Crom resigned as of October 25, 1993. On that date, Mr. Grafham became the Chief Executive Officer of the Company.

(5) Vacation pay paid to Mr. Holcomb.

    Employment agreements with the Company's executive officers are described below in "Employment Agreements."

    The Company does not pay non-officer directors for their services as such nor does it pay any director's fees for attendance at meetings. Directors are reimbursed for any expenses incurred by them in their performance as directors.

STOCK OPTION PLANS

    The Company adopted an Incentive Stock Option Plan (the "Plan") in 1984 under which a total of 2,500,000 shares were available for grant to provide incentive compensation to officers and key employees of the Company.

    The Plan was administered by the Board of Directors. Options could be granted for up to 10 years at not less than the fair market value at the time of grant except that the term could not exceed five years and the price had to be 110% of fair market value for any person who at the time of grant held more than 10% of the total voting power of the Company. Unless otherwise specified by the Board of Directors, options were exercisable as they vested at a rate of 2.77% per month, and terminated ten years after the date of grant. The Plan expired October 31, 1994.

    Options may be exercised by payment of the option price (i) in cash, (ii) by tender of shares of Common Stock of the Company and which have a fair market value equal to the option price, or (iii) by such other consideration as the Board of Directors may approve at the time the option is granted.

    At December 31, 1995, options to purchase 1,972,500 shares at $0.20 were outstanding under the plan.

    There were no individual grants of stock options or freestanding stock appreciation rights made during the fiscal year ended December 31, 1995.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
- ---------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF SECURITIES
                                                                      UNDERLYING        VALUE OF UNEXERCISED
                                                                      UNEXERCISED            IN-THE-MONEY
                                                                     OPTIONS/SARS AT        OPTIONS/SARS AT
                                                                    FISCAL YEAR END (#)     FISCAL YEAR END ($)

                         SHARES ACQUIRED                             EXERCISABLE/            EXERCISABLE/
NAME                      ON EXERCISE (#)     VALUE REALIZED ($)     UNEXERCISABLE            UNEXERCISABLE
- ---------------------------------------------------------------------------------------------------------------
Stephen E. Flechner           -0-                   -0-                850,000/0                    0/0
- ---------------------------------------------------------------------------------------------------------------
W. Gene Webb                  -0-                   -0-                850,000/0                    0/0
- ---------------------------------------------------------------------------------------------------------------

    The Company has no other long-term incentive plans.

    There are no arrangements pursuant to which directors of the Company are compensated in their capacities as such.

EMPLOYMENT AGREEMENTS

    Effective May 16, 1994, Messrs. Flechner and Webb entered into employment agreements with the Company. The agreements provide for compensation consisting of annual salary of $120,000; benefits which shall include health and disability insurance, key-man life insurance, and retirement plan; an annual cash bonus, 50% of which may be taken in the Company's common stock at the election of Messrs. Flechner and Webb; and equity grants pursuant to the Company's incentive stock option plan and restricted stock plan. The term of the employment agreements is five years.

                          TOTAL RETURN TO STOCKHOLDERS


                                     [GRAPH]


- --------------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS
                          12/31/90    12/31/91    12/31/92      12/31/93    12/30/94     12/29/95
- --------------------------------------------------------------------------------------------------
NORTH LILY MINING CO.     $100.00     $ 78.57      $ 64.29      $ 42.86      $ 14.29      $  7.14
- --------------------------------------------------------------------------------------------------
S&P 500 GOLD              $100.00     $ 81.24      $ 75.88      $138.70      $112.14      $126.15
- --------------------------------------------------------------------------------------------------
NASDAQ COMPOSITE (US)     $100.00     $160.84      $187.19      $214.88      $210.05      $296.81
- --------------------------------------------------------------------------------------------------

S&P 500 GOLD DATA PROVIDED BY BLOOMBERG FINANCIAL MARKETS

CERTAIN TRANSACTIONS

    During 1994, the Company was charged management, consulting, and office administration fees of $183,786 by private companies owned or controlled by William E. Grafham, a former officer and director of the Company. In addition, during 1994 these companies made disbursements on behalf of the Company. As of December 31, 1994, $265,000, which included an outstanding balance of $82,167 as of December 31, 1993, remained unpaid. As indicated in the table below, the indebtedness of $265,000 was paid in 1995 with the issuance of 883,334 shares of the Company's Common Stock.


    During 1994 and 1995, the Company was charged management, consulting, and office administration fees of $65,264 (Cdn.$91,488) and $51,194 (Cdn.$70,400), respectively, by private companies owned by Nick DeMare, an officer of the Company. As of December 31, 1994, $68,448 (Cdn. $95,860), including amounts unpaid from December 31, 1993, remained unpaid. As indicated in the table below, indebtedness of $50,000 was paid in 1995 with the issuance of 166,667 shares of the Company's Common Stock. As of December 31, 1995, $31,079 remained unpaid.


    In order to reduce its cash requirements during 1995, the Company negotiated with certain current and former directors and officers, related companies, and creditors to settle $354,250 of indebtedness and unpaid amounts through the issuance of Common Stock at an ascribed price of $0.30 per share to the following parties:


- ---------------------------------------------------------------------------
                       Indebtedness to be      Ascribed Price   Number of
Creditor               Settled by Shares       per Share        Shares
- ---------------------------------------------------------------------------
W.G. Ltd.(1)               $265,000               $0.30            883,334
- ---------------------------------------------------------------------------
DNG Capital Corp.(2)       $ 50,000               $0.30            166,667
- ---------------------------------------------------------------------------
Others                     $ 39,250               $0.30            130,834
- ---------------------------------------------------------------------------
Total                      $354,250                              1,180,835
- ---------------------------------------------------------------------------

(1) A private company owned by William E. Grafham

(2) A private company owned by Nick DeMare.

All of the shares were issued in 1995.

    During 1993, Mr. Anton R. Hendriksz and Mr. Thomas L. Crom, then Chairman of the Board and President of the Company, respectively, agreed to terminate their existing employment agreements with the Company and to provide consulting services to International Mahogany Corp. ("Mahogany") and the Company for a 24-month period in consideration for cash payments of $125,000 and $100,000, respectively, and quarterly cash payments of $12,500 each over a 24-month period. The termination and consulting payments were to be shared equally by Mahogany and the Company. Subsequent to an initial payment in 1993 of $31,250 to Mr. Hendriksz and $25,000 to Mr. Crom (being the Company's share of one-half of their termination payments), the Company and Mahogany have not made further payments to Messrs. Hendriksz and Crom. However, the Company has included $156,250 (being the Company's share of the termination and consulting obligations) as due to former officers and directors.

    The Agreement also outlined that Company stock purchase options held by Messrs. Hendriksz and Crom would, subject to regulatory approval, be extended for a two-year period and that the exercise price would be adjusted to then current market levels and be allowed to be granted to Canadian companies owned by Messrs. Hendriksz and Crom. These stock purchase options have not been amended.

    Pursuant to a Settlement Agreement dated June 20, 1995, assignees of Messrs. Hendriksz and Crom agreed to accept 150,000 and 125,000 shares of the Company's Common Stock, respectively, in full settlement of all claims against the Company.

    On August 25, 1995, Turks Ltd., a private company of which W. Gene Webb is a director, borrowed $74,532 (Cdn.$100,000) and in turn loaned the money to the Company. The Company pledged 90,000 shares of Baja Gold Inc. stock as collateral to secure the loan. The loan was due November 30, 1995 and interest was charged at the rate of 8.875% per annum. Neither Turks Ltd. nor Mr. Webb received any compensation from this transaction.

    On October 3, 1995, the Turks, Ltd. loan principal described above was repaid with proceeds from a loan made to the Company by a non-affiliated third party. The loan was in the amount of $97,167 (Cdn.$130,000), was originally due December 31, 1995, and accrued interest at the rate of 8% per annum. The Company pledged 90,000 shares of Baja Gold Inc. Stock as collateral to secure the loan. The loan was extended to January 31, 1996 and paid as of that date.

    During 1994, the Company recorded $165,000 as due to officers relating to unpaid salaries to Messrs. Flechner and Webb. The officers originally agreed not to demand payment of this amount until January 2, 1996, at which time the indebtedness was to be either settled with cash, if available, or the issuance of shares of the Company, at an ascribed price of $0.30 per share. The amount remained outstanding at December 31, 1995. In addition, effective January 1, 1995, the officers agreed to reduce their salary compensation by 10% (the "1995 Compensation") and further agreed to receive only a 75% portion of the 1995 Compensation in cash and the remaining 25% portion as deferred compensation.
The cash portion will be paid only upon the Company completing a financing and the deferred compensation will be paid only in the event that the Company generates operating cash flow or completes a major financing. The deferred compensation may be either settled with cash or the issuance of the Company's Common Stock, at a predetermined price per share, at the officer's election. During 1995, the Company recorded $220,000 of the 1995 Compensation as accounts payable. As at December 31, 1995, a total of $385,000 was due to Messrs. Flechner and Webb, who have agreed not to demand payment of amounts owed to them until January 2, 1997.


             PROPOSAL 2:  AUTHORIZATION TO IMPLEMENT REVERSE SPLIT

    The Board of Directors has proposed, subject to shareholder approval, to effect a 1-for-10 reverse stock split whereby every ten (10) shares of the Company's currently outstanding shares of Common Stock will be exchanged for one share of Common Stock. There are presently 29,707,403 shares outstanding, and the reverse split would reduce this number to approximately 2,970,740 shares. The reverse split will not alter the number of shares of Common Stock authorized for issuance, which will remain at 30,000,000 shares.

REASONS FOR THE PROPOSED REVERSE STOCK SPLIT

    In addition to the reverse stock split being a condition precedent to the consummation of the Share Exchange with Tamarine (see Proposal 3 below), management of the Company is proposing the reverse stock split for the following reasons: management believes a reverse stock split will (1) reduce the number of outstanding shares of Common Stock and thereby make available shares of Common Stock with which to acquire assets into the Company; and
(2) help raise the trading price of the Company's Common Stock. In discussions by the Company's executive officers with members of the brokerage and banking industries, the Company has been advised that the brokerage firms might be more willing to evaluate the Company's securities as a possible investment opportunity for their clients and may be more willing to act as a market maker in the Company's securities if the price range for the Company's Common Stock were higher. Management believes that additional interest by the investment community in the Company's stock, of which there can be no assurance, is desirable.

    Management of the Company also believes that existing low trading prices of the Company's Common Stock may have an adverse impact upon the current level of the trading market for the Common Stock. In particular, brokerage firms often charge higher commissions for transactions involving low-priced stocks than they would for the same dollar amount of securities with a higher per share price. Some brokerage firms will not recommend purchases of low-priced stocks to their clients or make a market in such stock, which tendencies may adversely affect the liquidity for current shareholders and the Company's ability to obtain additional equity financing.

EFFECTS OF APPROVAL OF THE REVERSE STOCK SPLIT

    Theoretically, the market price of the Company's Common Stock should increase approximately 10-fold following the proposed reverse stock split.
It is hoped that this will result in a price level which will overcome the reluctance, policies, and practices of broker-dealers described above and increase interest in the Company's Common Stock by investors. Shareholders should note that the effect of the reverse stock split upon the market price for the Company's Common Stock cannot be accurately predicted. Further, there can be no assurance that the per share market price of the post-split Common Stock will trade at a price 10 times the price of the pre-split Common Stock or, if it does, that the price can be maintained at that level for any period of time.

     On July 29, 1996, the closing bid and asked prices of the Company's Common Stock were $.187 and $.156 per share, respectively, as reported by NASDAQ. The foregoing quotation reflects inter-dealer prices, without retail mark-up mark-down, or commission and may not represent actual transactions.

    Management, by implementing a reverse stock split, does not intend to "take the company private" by decreasing the number of shareholders of the Company. Management does not believe that a 1-for-10 reverse stock split would result in any shareholders being eliminated or closed out as a result of holding less than one share after the reverse stock split. Approximately 3,300 shareholders as of March 11, 1996, have a number of shares not evenly divisible by 10. As disclosed below, the Company will round up to the nearest whole share instead of issuing fractional shares resulting from the reverse stock split.

PROCEDURE FOR IMPLEMENTING THE REVERSE SPLIT

    If this proposal is adopted by the shareholders, ten (10) shares of pre-split Common Stock will be exchanged for each share of post-split Common Stock. Shares of post-split Common Stock may be obtained by surrendering certificates representing shares of pre-split Common Stock to the Company's transfer agent, American Securities Transfer, Inc., 938 Quail Street, Suite 101, Lakewood, Colorado 80215 (the "Transfer Agent"). To determine the number of shares of post-split Common Stock issuable to any record holder, the total number of shares represented by all of the certificates issued in the name of that record holder held in each account as set forth on the records of the Transfer Agent on the date upon which the reverse split becomes effective will be divided by 10. Upon surrender to the Transfer Agent of the share certificate(s) representing shares of pre-split Common Stock and the applicable transfer fee, which presently is $15.00 per certificate payable by the holder, the holder will receive a share certificate representing the appropriate number of shares of post-split Common Stock. If the division described above results in a quotient which contains a fraction, the Company will round up to the nearest whole share instead of issuing a fractional share. Shareholders are not required to exchange their certificates of pre-split Common Stock for post-split Common Stock. It is anticipated that the reverse split will be effected immediately following receipt of the necessary shareholder approval.

FEDERAL INCOME TAX EFFECTS OF THE PLAN

    Holders of Common Stock will not be required to recognize any gain or loss if the reverse stock split is effected. The tax basis of the aggregate shares of post-split Common Stock received by present shareholders will be equal to the basis of the aggregate shares of the pre-split Common Stock exchanged therefor. The holding period for shares of post-split Common Stock will include the holding period of the pre-split Common Stock when calculated for purposes of taxation or sales under Rule 144 of the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Rule 144 requires that "restricted securities," as defined in Rule 144, be held at least two years before routine sales can be made in accordance with the provisions of the Rule. Rule 144 provides that shares issued in a reverse stock split are deemed to have been held from the date of acquisition of the shares involved in the reverse stock split.

Interest of Certain Persons in this Proposal

     Mr. John R. Twohig, an officer and director of the Company and of Tamarine Ventures Ltd., has a substantial interest in this proposal, since approval of the reverse split is one of the conditions precedent to consummation of the proposed Share Exchange with Tamarine Ventures Ltd. See Proposal 3 below.

     Approval of the reverse split is required if the Company is to acquire Tamarine Ventures Ltd. If the reverse split is approved but Proposal 3 (to acquire Tamarine Ventures Ltd.) is NOT approved, the Company will not acquire Tamarine Ventures Ltd.

RECOMMENDATION AND VOTE REQUIRED

    The Board recommends that the shareholders vote "FOR" this proposal to approve the reverse stock split. The affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for approval. See "Voting Securities and Principal Holders Thereof" above.

          PROPOSAL 3:  AUTHORIZATION TO ACQUIRE TAMARINE VENTURES LTD.

Terms of the Share Exchange

     On November 17, 1995, the Company executed an Agreement and Plan of Share Exchange with Tamarine Ventures Ltd., a company incorporated under the laws of British Columbia, Canada ("Tamarine"). The terms of that agreement have been abandoned, and an amended and restated agreement is now in final negotiation stages. All reference to the "Agreement" herein refer to the proposed amended and restated Agreement. The Agreement provides for the issuance of 300,000 post-reverse stock split shares of Common Stock of the Company in exchange for at least 90% of the issued and outstanding common shares of Tamarine, thereby making Tamarine a subsidiary of the Company (the "Share Exchange"). It is proposed that Tamarine will operate as the marine division and subsidiary of the Company after the Share Exchange.

     If certain revenues and net profits targets are achieved by Tamarine after the Share Exchange during any four consecutive calendar quarters, the shareholders of Tamarine may be issued up to an additional 2,700,000 post-reverse split shares ("Additional Consideration") as follows: Gross revenues of $8,000,000 not later than December 31, 1997 - 700,000 shares; gross revenues of $20,000,000 not later than December 31, 1999 - 1,000,000 shares;
and net after tax profits of $2,750,000 not later than December 31, 1999 - 1,000,000.

     The exchange rate for the exchange of shares of the common stock of Tamarine for shares of the Common Stock of the Company was determined by arm's length negotiation among the parties. Among the factors considered were the financial condition of each corporation, their future potential, and the market price of the Company's Common Stock.

TAMARINE

     Tamarine Ventures Ltd. was incorporated under the laws of Province of British Columbia on January 7, 1994, for the purpose of acquiring, developing, manufacturing, and marketing marine products. Its principal executive offices are located at 402-938 Howe Street, Vancouver, British Columbia, V6Z 1N9, Canada, where its telephone number is (604) 687-7593.

     In September 1994, Tamarine purchased limited manufacturing, marketing, and distribution rights (excluding such rights as applicable within the European Union) to two products (vessels) produced by Port Isaac Workboats of Cornwall, England, in consideration for Tamarine common stock with a deemed issue price of $750,000 Cdn. Tamarine also entered into an option agreement to acquire, for $250,000 Cdn., physical infrastructure consisting of the manufacturing shop, offices, store room, entries, a launching trailer, office fixtures, and other pieces of equipment and furnishings; the molds, drawings, and templates for the production of two more vessels; and the marketing rights to all four vessels within the European Union. Of the purchase price, $25,000 Cdn. has been paid. Tamarine must identify financing to consummate this option agreement as a condition precedent to closing the proposed Share Exchange.

     In June 1996, Tamarine entered into a Memorandum of Understanding with PT Sinar Indra Makmur of Jakarta, Indonesia, and Yayasan "Hree Dharma Shanty" of Jakarta, Indonesia, regarding the creation of a fast ferry company to operate in the Republic of Indonesia. It is proposed that the new company would be owned 42.5% by Tamarine. Tamarine would have responsibility for obtaining preliminary information about ferry terminals and for locating suitable roll-on roll-off ferries and fast ferries contemplated by this venture.

REASONS FOR THE SHARE EXCHANGE

     Management of the Company proposed the Share Exchange with Tamarine as a means of diversifying and expanding the Company's business. The Company's operations are limited to mining in North America and South America. Tamarine's existing marine operations are in England, with negotiations in Asia and the Pacific Rim.

     The Share Exchange is attractive to Tamarine because it presents
Tamarine with an opportunity to become part of a publicly-traded entity. Management of Tamarine believes that this status may facilitate obtaining financing for the development of future marine operations and/or acquisitions.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE SHARE EXCHANGE

     The Share Exchange is intended to constitute a tax-free "reorganization" under Section 368(a)(1)(B) of the Internal Revenue Code of 1986.

ACCOUNTING TREATMENT

     For accounting purposes, the Share Exchange will be recorded using the "purchase" method of accounting. For pro forma effects of the Share Exchange upon the results of operations and financial position of the Company, see the
 North Lily Unaudited Pro Forma Condensed Consolidated Balance Sheet attached hereto as Exhibit C.

CONDITIONS PRECEDENT TO THE SHARE EXCHANGE

     The Share Exchange is subject to the prior satisfaction of various conditions set forth in the Agreement, including approval of the Share Exchange by the shareholders of each corporation, the receipt of certain opinions of counsel to each corporation, and the continued accuracy of the representations and warranties, and compliance with the covenants, of each corporation set forth in the Agreement. These conditions, other than the required approval of the Agreement, may be waived by either corporation, if, in the reasonable opinion of the Board of Directors of such corporation, such waiver shall not have a materially adverse effect on the shareholders of the corporation, and the Share Exchange may proceed even if one or more of them is not satisfied. If not waived, the Share Exchange may be terminated by the nonwaiving party. No compliance or approvals in connection with federal or state regulatory requirements must be obtained in connection with the Share Exchange.

RESULTS OF THE SHARE EXCHANGE; MANAGEMENT OF THE COMPANY AFTER THE SHARE
EXCHANGE

     If the Share Exchange occurs, current Company and Tamarine shareholders will own approximately 90.8% and 9.2%, respectively, of the shares of Common Stock of the Company to be outstanding. The rights of shareholders of the Company will not otherwise be affected as a result of this transaction.

     On a pro forma basis as of March 31, 1996, the net assets of the Company and Tamarine would constitute approximately 85% and 15%, respectively, of total shareholder equity of the resulting company. See the North Lily Unaudited Pro Forma Condensed Consolidated Balance Sheet attached hereto as Exhibit C.

     After the Share Exchange, the Company will continue to be managed by the Company's existing Board of Directors. The Board of Directors is expected to elect the following persons as officers of the Company:

          President and CEO. . . . . . . . . . . . . .  Stephen E. Flechner
          Executive Vice President and Secretary . . .         W. Gene Webb
          Vice President/Maritime Operations . . . . .       John R. Twohig
          Treasurer. . . . . . . . . . . . . . . . . .          Nick DeMare

VOTING AGREEMENT

     Upon the closing of the Share Exchange, it is agreed that the parties/entities entitled to become holders of a majority of the shares issuable as Additional Consideration shall enter into a voting agreement whereby they shall agree that for a three-year period, their shares of the Company's Common Stock shall be voted by voting trustees comprising a representative of the Company and a Tamarine representative.

MARKET INFORMATION

     Reference is made to the Company's Annual Report for market price information on the Company's Common Stock. Tamarine is a private company and its common stock is not traded.

     On November 16, 1995, the closing bid and ask prices for the Company's Common Stock were $.09 and $.16 per share, respectively, as quoted by NASDAQ. November 16, 1995 was the day preceding the date of the original agreement with Tamarine.

     On July 29, 1996, there were 10,419 record holders of the Company's Common Stock and as of July 29, 1996, there were 41 record holders of Tamarine's common stock.

     The Company has not paid or declared any cash dividends and does not anticipate paying dividends for the foreseeable future. It is expected that any net income will be retained by the Company for the development of its business. Tamarine has no record of paying any cash dividends on its common stock and its management has no intention of paying any such cash dividends in the fore-seeable future. Neither the Company nor Tamarine is contractually precluded or otherwise restricted from paying dividends.

SELECTED FINANCIAL INFORMATION OF TAMARINE

     Reference is made to the Company's Annual Report for selected financial information. The following table sets forth selected financial data for Tamarine for its last fiscal year, and the nine-month period ended April 30, 1996. Such data should be read in conjunction with the financial statements of Tamarine appearing elsewhere herein as Exhibit B. Results for the interim period for Tamarine are not necessarily indicative of results for the full year. Per share information for Tamarine assumes 8,000,000 shares outstanding, since reduction of shares outstanding to 8,000,000 is a condition precedent to consummation of the Share Exchange. All of the dollar amounts shown have been converted to U.S. dollars.

                                         Nine Months Ended   Eleven Months Ended
                                          April 30, 1996        July 31, 1995

Revenues. . . . . . . . . . . . . . . . . .  $      -0-         $      -0-
Net loss. . . . . . . . . . . . . . . . . .  $  184,957         $  235,694
Net loss per common share . . . . . . . . .  $     0.02         $     0.03
Total assets. . . . . . . . . . . . . . . .  $  753,151         $  628,029
Long-term debt (less current maturities). .  $      -0-         $      -0-
Book value per common share . . . . . . . .  $     0.07         $     0.07
Cash dividends declared . . . . . . . . . .  $      -0-         $      -0-

SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION

    The following table presents selected unaudited pro forma financial information giving effect to the proposed Share Exchange on the basis described in the notes to the pro forma combined condensed financial statements included elsewhere herein. The pro forma information is derived from the pro forma financial statements and should be read in conjunction with those statements. See the North Lily Unaudited Pro Forma Condensed Consolidated Balance Sheet attached hereto as Exhibit C.


    As explained in Note 3 of Notes to Pro Forma Condensed Consolidated Balance Sheet, pro forma statements of operations are not presented, pursuant to Rule 11-02(b)(1) of Regulation S-X, since no pro forma adjustments are required. Tamarine has not yet generated any revenues. It has incurred operating overhead types of expenses, resulting in losses of $184,957 and $235,694 for the nine-month period ended April 30, 1996 and eleven-month period ended July 31, 1995, respectively. Similarly, for the three months ended March 31, 1996 and fiscal year ended December 31, 1995, the Company generated no revenues from operations and incurred losses of $114,540 and $922,032, respectively.

BALANCE SHEET DATA:                                    MARCH 31, 1996

Current Assets. . . . . . . . . . . . . . . . . . . . .  $    234,013
Current Liabilities . . . . . . . . . . . . . . . . . .  $    686,133
Working Capital . . . . . . . . . . . . . . . . . . . .  $   (452,120)
Total Assets. . . . . . . . . . . . . . . . . . . . . .  $  4,237,471
Shareholders' Equity. . . . . . . . . . . . . . . . . .  $  3,106,338

COMPARATIVE PER SHARE DATA

    The following table presents historical data for the Company and Tamarine and pro forma per share data giving effect to the Share Exchange on the basis described in the notes to the pro forma combined condensed financial statements included elsewhere herein. The table should be read in conjunction with the historical financial statements of the Company and Tamarine and the pro forma financial statements included elsewhere herein. Historical per share information for North Lily gives effect to the proposed 1-for-10 reverse stock split, since approval of the reverse stock split is necessary to effect the Share Exchange. Per share information for Tamarine assumes 8,000,000 shares outstanding, since reduction of shares outstanding to 8,000,000 is a condition precedent to consummation of the Share Exchange.
The "Tamarine Equivalent" data has been determined by multiplying the "Tamarine Historical" data by 26.67, which is the number of shares of Tamarine common stock to be exchanged for each post-reverse split share of the Company's Common Stock received by the Tamarine shareholders. See the North Lily Unaudited Pro Forma Condensed Consolidated Balance Sheet attached hereto as Exhibit C.

                        North Lily                                   Tamarine
                     Historical Fiscal     Tamarine Historical   Equivalent Eleven
                        Year Ended         Eleven Months Ended      Months Ended      Pro Forma
                     December 31, 1995        July 31, 1995         July 31, 1995      Combined
Net loss. . . . . .      $ .39                    $ .03                $ .79         not provided
Cash dividends. . .         --                       --                   --              --

                        North Lily
                     Historical Three    Tamarine Historical    Tamarine Equivalent
                       Months Ended       Nine Months Ended         Nine Months       Pro Forma
                      March 31, 1996        April 30, 1996     Ended April 30, 1996   Combined

Net loss. . . . . .      $ .05                    $ .02                $ .62         not provided
Cash dividends. . .         --                       --                   --             --


                        North Lily          Tamarine          Tamarine Equivalent     Pro Forma
                      March 31, 1996     April 30, 1996          April 30, 1996       Combined

Book value per
share . . . . . . .      $1.03               $ .07                    $1.80               $ .95

RECOMMENDATION AND VOTE REQUIRED

    The Board recommends that the shareholders vote "FOR" this proposal to approve the acquisition of Tamarine. The affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for approval. See "Voting Securities and Principal Holders Thereof" above.


                   PROPOSAL 4:  ADOPTION OF 1996 STOCK OPTION PLAN

    The Board is requesting that the shareholders of the Company adopt the 1996 Stock Option Plan (the "Plan") reserving an aggregate of 2,750,000 shares of the Company's Common Stock (the "Available Shares") for issuance pursuant to the exercise of stock options ("Options") which may be granted to employees, officers, and directors of the Company and consultants to the Company. The Plan also provides for annual adjustment in the number of Available Shares, commencing December

31, 1996, to a number equal to 10% of the number of shares outstanding on December 31 of the preceding year or 2,750,000 shares, whichever is greater. The Plan was adopted by the Board of Directors on March 22, 1996. The Plan is designed to (i) induce qualified persons to become employees, officers, or directors of the Company; (ii) reward such persons for past services to the Company; (iii) encourage such persons to remain in the employ of the Company or associated with the Company; and (iv) provide additional incentive for such persons to put forth maximum efforts for the success of business of the Company. To the extent that management personnel may be eligible to receive Options which may be granted under the Plan, management has an interest in obtaining approval of the Plan by the Company's shareholders. As of December 31, 1995, eight persons were eligible to participate in the Plan.

    The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). In addition to determining who will be granted Options, the Committee has the authority and discretion to determine when Options will be granted and the number of Options to be granted. The Committee may determine which Options may be intended to qualify ("Incentive Stock Option") for special treatment under the Internal Revenue Code of 1986, as amended from time to time (the "Code") or Non-Qualified Options ("Non-Qualified Stock Options") which are not intended to so qualify. See "Federal Income Tax Consequences" below. The Committee also may determine the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the instruments evidencing Options granted under the Plan. The Committee may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

    The Plan provides that disinterested directors will receive automatic options grants to purchase 100,000 shares (10,000 post-reverse split shares) of the Company's Common Stock upon their initial appointment or election as directors, and on the date of each subsequent annual shareholders' meeting, which vest in 33-1/3% installments commencing on the first anniversary of the grant date. Grants to employee directors and officer/directors can be either Non-Qualified Stock Options or Incentive Stock Options, to the extent that they do not exceed the Incentive Stock Option exercise limitations, and the portion of an option to an employee director or officer/director that exceeds the dollar limitations of Code Section 422 will be treated as a Non-Qualified Stock Option. All options granted to disinterested directors will be Non-Qualified Options.

    The Committee also may construe the Plan and the provisions in the instruments evidencing options granted under the Plan to employee and officer participants and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. Option grants to disinterested directors are self-administering and not subject to the Committee's discretion. The Committee may not adversely affect the rights of any participant under any unexercised option or any potion thereof without the consent of such participant. This Plan will remain in effect until it is terminated by the Compensation Committee, except that no Incentive Stock Option will be granted after March 22, 2006.

    The Plan contains provisions for proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares.

    Participants in the Plan may be selected by the Committee from employees and officers of the Company and its subsidiaries and consultants to the Company and its subsidiaries. Disinterested directors receive annual automatic option grants, as described above. In determining the persons to whom options will be granted and the number of shares to be covered by each option, the Committee will take into account the duties of the respective persons, their present and potential contributions to the success of the Company, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan.

    Only employees of the Company and its subsidiaries, as the term "employee" is defined for the purposes of the Code will be entitled to receive Incentive Stock Options. Incentive Stock Options granted under the Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder.

    Each option granted under the Plan will be evidenced by a written option agreement between the Company and the optionee. The option price of any Incentive Stock Option may be not less than 100% of the Fair Market Value per share on the date of grant of the option; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock will have an option price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option. Each Non-Qualified Stock Option granted under the Plan will be at a price no less than 85% of the Fair Market Value per share on the date of grant thereof, except that the automatic stock option grants to disinterested directors will be at a price equal to the Fair Market Value per share on the date of grant. "Fair Market Value" per share as of a particular date is defined in the Plan as the last sale price of the Company's Common Stock as reported on a national securities exchange or on the NASDAQ System or, if none, the average of the closing bid and asked prices of the Company's Common Stock as reported by NASDAQ or, if such quotations are unavailable, the value determined by the Committee in its discretion in good faith.

    The exercise period of options granted under the Plan may not exceed ten years from the date of grant thereof. Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Company will be for no more than five years. Except in the case of options granted to disinterested directors, who comprise the Compensation Committee, the Committee will have the authority to accelerate or extend the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. However, no exercise period may be extended to increase the term of the option beyond ten years from the date of the grant.

    To exercise an option, the optionee must pay the full exercise price in cash, in shares of Common Stock having a Fair Market Value equal to the option price or in property or in a combination of cash, shares, and property and, subject to approval of the Committee. The Committee has the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock thereunder and, if so, to determine the value of the property received.

    An option may not be exercised unless the optionee then is an employee, officer, or director of the Company or its subsidiaries, and unless the optionee has remained continuously as an employee, officer, or director of the Company since the date of grant of the option. If the optionee ceases to be an employee, officer, or director of the Company or its subsidiaries other than by reason of death, disability, or for cause, all options granted to such optionee, fully vested to such optionee but not yet exercised, will terminate three months after the date the optionee ceases to be an employee, officer or director of the Company. All options which are not vested to an optionee, under the conditions stated in this paragraph for which employment ceases, will immediately terminate on the date the optionee ceases employment or association.

    If an optionee dies while an employee, officer or director of the Company, or if the optionee's employment, officer, or director status terminates by reason of disability, all options theretofore granted to such optionee, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised at any time within one year after the date of death or disability of said optionee, by the optionee or by the optionee's estate or by a person who acquired the right to exercise such options by bequest or inheritance or otherwise by reason of the death or disability of the optionee.

    Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised, during the lifetime of the optionee, only by the optionee and thereafter only by his legal representative. An optionee has no rights as a shareholder with respect to any shares covered by an option until the option has been exercised.

    As a condition to the issuance of shares upon the exercise of an option, the Company will require the optionee to pay to the Company the amount of the Company's tax withholding liability required in connection with such exercise. The Company, to the extent permitted or required by law, may deduct a sufficient number of shares due to the optionee upon exercise of the option to allow the Company to pay such withholding taxes. The Company is not obligated to advise any optionee of the existence of any tax or the amount which the Company will be so required to withhold.

FEDERAL INCOME TAX CONSEQUENCES

    The federal income tax discussion set forth below is included for general information only. Optionees are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state, and local income and other tax laws.

    INCENTIVE STOCK OPTIONS. No income results to the holder of an Incentive Stock Option upon the grant thereof or issuance of shares upon exercise thereof. The amount realized on the sale or taxable exchange of the Option Shares in excess of the option exercise price will be considered a capital gain, except that, if a sale, taxable exchange, or other disposition occurs within one year after exercise of the Incentive Stock Option or two years after the grant of the Incentive Stock Option (generally considered to be a "disqualifying disposition"), the optionee will realize compensation, for federal income tax purposes, on the amount by which the lesser of (I) the fair market value on the date of exercise or (ii) the amount realized on the sale of the shares, exceeds the exercise price. Any appreciation on the shares between the exercise date and the disposition will be taxed to the optionee as capital gain. The difference between the exercise price and the fair market value of the shares acquired at the time of exercise is a tax preference item for the purpose of calculating the alternative minimum tax on individuals under the Code. This preference amount will not be included again in alternative minimum taxable income in the year the taxpayer disposes of the stock.

    NON-QUALIFIED STOCK OPTIONS. No compensation will be realized by the optionee of a Non-Qualified Stock Option at the time it is granted. Upon the exercise of a Non-Qualified Stock Option, an optionee will realize compensation for federal income tax purposes on the difference between the exercise price and the fair market value of the shares acquired at the time of exercise. If the optionee exercises a Non-Qualified Stock Option by surrendering shares of the Company's Common Stock, the optionee will not recognize income or gain at the time of exercise.

    CONSEQUENCES TO THE COMPANY. The Company recognizes no deduction at the time of grant or exercise of an Incentive Stock Option and recognizes no deduction at the time of grant of a Non-Qualified Stock Option. The Company will recognize a deduction at the time of exercise of a Non-Qualified Stock Option on the difference between the option price and the fair market value of the shares on the date of grant. The Company also will recognize a deduction to the extent the optionee recognizes income upon a disqualifying disposition of shares underlying an Incentive Stock Option.

VESTING

    Unless otherwise specified in an optionee's agreement, options granted under the Plan to officers, officer/directors, disinterested directors who are not on the Committee, and employees will become vested with the optionee under the following schedule: 50% upon the first anniversary of the option grant and 12.5% upon each of the four three-month periods following the first anniversary.

RECOMMENDATION AND VOTE REQUIRED

    The Board recommends that the shareholders vote "FOR" this proposal to approve the 1996 Stock Option Plan. The affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for approval of the 1996 Stock Option Plan. See "Voting Securities and Principal Holders Thereof" above.


                 PROPOSAL 5:  ADOPTION OF 1996 RESTRICTED STOCK PLAN

    The Board is requesting that the shareholders of the Company adopt the 1996 Restricted Stock Plan (the "Plan") reserving an aggregate of 2,750,000 shares (the "Available Shares") of the Company's Common Stock for issuance to employees, officers, and directors of the Company and consultants to the Company. The Plan also provides for annual adjustment in the number of Available Shares, commencing December 31, 1996, to a number equal to 10% of the number of shares outstanding on December 31 of the preceding year or 2,750,000 shares, whichever is greater. The Plan was adopted by the Board of Directors on March 22, 1996. The Plan is designed to (i) induce qualified persons to become employees, officers, or directors of the Company; (ii) reward such persons for past services to the Company; (iii) encourage such persons to remain in the employ of the Company or associated with the Company; and (iv) provide additional incentive for such persons to put forth maximum efforts for the success of business of the Company. To the extent that management personnel may be eligible to receive shares which may be issued under the Plan, management has an interest in obtaining approval of the Plan by the Company's shareholders. As of December 31, 1995, eight persons were eligible to participate in the Plan.

    Shares issued under this Plan are "restricted" in the sense that they are subject to repurchase by the Company at cost during the vesting period.

    The Plan will be administered by the Compensation Committee of the board of Directors (the "Committee"). Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). In addition to determining who will be issued shares, the Committee has the authority and discretion to determine when shares will be issued and the number of shares to be issued. The Committee also may determine the purchase price of the shares issued under the Plan, the period or periods of time during which the Company will have a right to repurchase the shares and the terms and conditions of such repurchase, and the form or forms of the instruments evidencing the issuance of shares pursuant to the Plan. The Committee may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

    The Plan provides that disinterested directors will receive automatic issuances of 100,000 shares (10,000 post-reverse split shares) of the Company's Common Stock upon their initial appointment or election as directors, and on the date of each subsequent annual shareholders' meeting, which vest in 33-1/3% installments commencing on the first anniversary of the issue date.

    The Committee also may construe the Plan and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. Issuances to disinterested directors are self-administering and not subject to the Committee's discretion. The Committee may not adversely affect the rights of any participant under any rights previously granted without the consent of such participant. This Plan will remain in effect until it is terminated by the Compensation Committee.

    The Plan contains provisions for proportionate adjustment of the number of shares that may be issued under the Plan and the exercise price of any rights of repurchase or of first refusal under this Plan in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares.

    Participants in the Plan may be selected by the Committee from employees and officers of the Company and its subsidiaries and consultants to the Company and its subsidiaries. Disinterested directors receive annual automatic issuances, as described above. In determining the persons to whom shares will be issued and the number of shares to be issued, the Committee will take into account the duties of the respective persons, their present and potential contributions to the success of the Company, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan.

    Shares issued under the Plan will be evidenced by a written restricted stock purchase agreement between the Company and the participant. Shares issued under the Plan are transferable only if the transferee agrees to be bound by all of the terms of the Plan, including the Company's right to repurchase the shares, and only if such transfer is permissible under federal and state securities laws. To facilitate the enforcement of the restrictions on transfer, the Committee may require the holder of the shares to deliver the certificate(s) for such shares to be held in escrow during the period of restriction.

FEDERAL INCOME TAX CONSEQUENCES

    The federal income tax discussion set forth below is included for general information only. Participants are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state, and local income and other tax laws.

    Section 83(a) of the Internal Revenue Code provides that the receipt of stock subject to a substantial risk of forfeiture and which is nontransferable does not result in taxable income until the restrictions lapse. At that time, the employee recognizes compensation income (taxable at the rate applicable to ordinary income) in the amount of the spread between the value of the stock and the amount, if any, the employee paid for the stock. The Company must withhold employment taxes on this income, and generally may deduct the amount the employee includes in income as an ordinary business expense.

VESTING

    Unless otherwise specified in a participant's agreement, shares issued under the Plan to officers, officer/directors, disinterested directors who are not on the Committee, and employees will become vested with the participant under the following schedule: 50% upon the first anniversary of the date of issuance and 12.5% upon each of the four three-month periods following the first anniversary.

RECOMMENDATION AND VOTE REQUIRED

    The Board recommends that the shareholders vote "FOR" this proposal to approve the 1996 Restricted Stock Plan. The affirmative vote of a majority of the shares represented at the Meeting and entitled to vote is required for approval of the 1996 Restricted Stock Plan. See "Voting Securities and Principal Holders Thereof" above.



                     PROPOSAL 6: AUTHORIZATION OF PREFERRED STOCK

    The Company proposes to amend Article IV of its Articles of Incorporation to authorize 5,000,000 shares of Preferred Stock, no par value per share. A copy of Article IV as it would read following adoption of this proposal is included as Exhibit A to this Proxy Statement. The board of directors would be given the authority to determine the terms of the Preferred Stock, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates, and other rights and preferences. No further authorization by holders of the Common Stock for the issuance of the Preferred Stock is to be obtained.

    Although no offering of Preferred Stock is contemplated in the proximate future, the current Board of Directors believes that it is desirable to have shares of Preferred Stock available for issuance. Current management has had many discussions with other parties while attempting to acquire assets and/or businesses into the Company. Shares of Preferred Stock would represent another means to acquire assets and/or businesses. The terms of the Preferred Stock could be negotiated on a transaction-by-transaction basis. It is unlikely that further authorization for the issuance of the securities by a vote of holders of the Common Stock will be solicited prior to such issuance. None of the directors or executive officers of the Company has any substantial interest, direct or indirect, in this proposal.

RECOMMENDATION AND VOTE REQUIRED

    The Board recommends that the shareholders vote "FOR" this proposal to approve the authorization of the Preferred Stock. The affirmative vote of a majority of the outstanding shares entitled to vote is required for approval. See "Voting Securities and Principal Holders Thereof" above.


                      RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand served as the independent accountants for the Company for the year ended December 31, 1995. Management of the Company intends to select such firm as the Company's independent accountants for the fiscal year ending December 31, 1996.

    A representative of Coopers & Lybrand is not expected to be present at the Annual Meeting.

                                    OTHER MATTERS

    Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented that is a proper subject for action by the shareholders at the meeting. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or persons acting under the Proxy.

                                  ANNUAL REPORT

    The Company's Annual Report to Shareholders is being mailed with this Proxy Statement. It does not contain all the information contained in the Company's Form 10-K for the year ended December 31, 1995, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

    UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 AND ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 1996, TO ANY OF THE COMPANY'S SHAREHOLDERS OF RECORD. ANY SUCH WRITTEN REQUEST MAY BE ADDRESSED TO THE CORPORATE SECRETARY, NORTH LILY MINING COMPANY, 1800 GLENARM PLACE, SUITE 210, DENVER, COLORADO 80202. THE WRITTEN REQUEST SHALL INCLUDE A GOOD FAITH REPRESENTATION THAT, AS OF _____________, 1996, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY ENTITLED TO VOTE AT THE ANNUAL MEETING.

                           INCORPORATION BY REFERENCE

    The Company hereby incorporates by reference the financial statements and section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Annual Report to Shareholders which is being mailed with this Proxy Statement.


                              SHAREHOLDER PROPOSALS

    Any shareholder proposing to have any appropriate matter brought before the next annual meeting of shareholders must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposals should be sent to the Corporate North Lily Mining Company, 1800 Glenarm Place, Suite 210, Denver, Colorado 80202, for receipt no later than December 31, 1996.



                                       By order of the Board of Directors:


                                       Stephen E. Flechner, President

Denver, Colorado
August __, 1996

                                    EXHIBIT A

    If the proposal to authorize Preferred Stock is approved by the shareholders, Article IV of the Company's Articles of Incorporation would be amended to state as follows:

                                   ARTICLE IV
                                  CAPITAL STOCK

               SECTION 1. CLASSES AND SHARES AUTHORIZED. The authorized capital stock of the corporation shall be 5,000,000 shares of Preferred Stock, no par value, and 30,000,000 shares of Common Stock, $.10 par value.

               SECTION 2.  PREFERRED STOCK.

               Shares of Preferred Stock may be divided into such series as may be established from time to time by the Board of Directors. The Board of Directors from time to time may fix and determine the relative rights and preferences of the shares of any series so established.

               SECTION 3.  COMMON STOCK.

               (a) After the corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts, then, and not otherwise, the holders of the Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors of the corporation and paid out of funds legally available therefor.

               (b) In the event of voluntary or involuntary liquidation, distribution, or sale of assets, dissolution, or winding-up of the corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of the Common Stock held by them respectively.

               (c) Except as may otherwise be required by law, each holder of the Common Stock shall have one vote in respect of each share of the Common Stock held by him on all matters voted upon by the stockholders.

               SECTION 4. GENERAL PROVISIONS. The capital stock of the corporation may be issued for money, property, services rendered, labor done, cash advanced to or on behalf of the corporation, or for any other assets of value in accordance with an action of the Board of Directors, whose judgment as to the value of the assets received in return for said stock shall be conclusive, and said stock, when issued, shall be fully paid and nonassessable.

                                    EXHIBIT B


                             TAMARINE VENTURES LTD.

                              FINANCIAL STATEMENTS

                                  JULY 31, 1995



                                    I N D E X

                             Auditor's Report

                             Consolidated Balance Sheet

                             Consolidated Statement of Operations and Retained
                               Earnings (Deficit)

                             Consolidated Statement of Changes in Financial
                               Position

                             Notes to the Financial Statements

                                  [LETTERHEAD]


                                Auditor's Report



To the Members of

Tamarine Ventures Ltd.

     We have examined the balance sheet of TAMARINE VENTURES LTD. as at JULY 31, 1995 and the statements of operations and retained earnings, and changes in financial position for the 11 months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluation of the overall financial statement presentation.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at July 31, 1995 and the results of its operations and the changes in its cash resources for the year then ended in accordance with generally accepted accounting principles.



                                       Chartered Accountants


August 29, 1995

TAMARINE VENTURES LTD.

CONSOLIDATED BALANCE SHEET

FOR THE 11 MONTHS ENDED JULY 31, 1995


                                   A S S E T S

                                                                1995
                                                             ----------
Current
  Cash                                                       $   28,362
  Accounts receivable                                            22,401
  Prepaid expenses                                               12,000
                                                             ----------
                                                                 62,763

Option agreement - (Note 3)                                      45,578

Capital Assets - (Note 4)                                       745,138

Incorporation costs                                               2,838
                                                             ----------
                                                             $  856,317
                                                             ----------
                                                             ----------

                              L I A B I L I T I E S

Current
  Bank overdraft                                             $   12,718
  Accounts payable and accrued liabilities                      126,792
                                                             ----------
                                                                139,510

Contigencies note
  Share capital - (Note 5)                                    1,038,176
  Retained earnings (deficit)                                  (321,369)
                                                             ----------
                                                                716,807
                                                             ----------
                                                             $  856,317
                                                             ----------
                                                             ----------

Approved by the Directors:

                           Director
- ---------------------------
                           Director
- ---------------------------

TAMARINE VENTURES LTD.

CONSOLIDATED STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

FOR THE 11 MONTHS ENDED JULY 31, 1995


                                                                1995
                                                             ----------

Revenue                                                      $     -
                                                             ----------
Operating expenses
  Bank charges and interest                                         197
  Consultants                                                   116,370
  Professional fees                                              48,086
  Management fees                                                57,500
  Office                                                         19,241
  Rent                                                           16,502
  Travel                                                         62,165
  Amortization                                                    1,308
                                                             ----------
                                                                321,369
                                                             ----------
Income (loss) for the year                                     (321,369)

Retained earnings (deficit) beginning of year                      -
                                                             ----------
Retained earnings (deficit) end of year                      $ (321,369)
                                                             ----------
                                                             ----------
Loss per share                                               $      .05
                                                             ----------
                                                             ----------

TAMARINE VENTURES LTD.

CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION (CASH)

FOR THE 11 MONTHS ENDED JULY 31, 1995

                                                                1995
                                                             ----------
Operating activities
  Income (loss) for the year                                 $ (321,369)
  Amounts charged against income but requiring
     an outlay of cash:
     Amortization                                                 1,308
                                                             ----------
                                                               (320,061)

  Changes in non-cash working capital items                      92,391
                                                             ----------
                                                               (227,670)
                                                             ----------
Investing activities
  Purchase of capital assets                                   (746,446)
  Purchase of option agreement                                  (45,578)
  Incorporation costs                                            (2,838)
                                                             ----------
                                                               (794,862)
                                                             ----------
Financing activities
  Share capital   -issued for cash                              288,176
                  -issued for capital assets                    750,000
                                                             ----------
                                                              1,038,176
                                                             ----------
Increase in cash and equivalents                                 15,644
                                                             ----------

Cash and equivelants, end of year                            $   15,644
                                                             ----------
                                                             ----------

Cash                                                         $   28,362
Bank overdraft                                                  (12,718)
                                                             ----------
                                                             $   15,644
                                                             ----------
                                                             ----------

TAMARINE VENTURES LTD.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE 11 MONTHS ENDED JULY 31, 1995

1.  INCORPORATION

    The Company was incorporated on January 7, 1994, under the BRITISH COLUMBIA COMPANIES ACT for the purpose of acquiring, developing, manufacturing and marketing of marine products.

2.  SIGNIFICANT ACCOUNTING POLICIES

    ACCOUNTING PRINCIPLES
    The Company prepares its accounts in accordance with accounting principles generally accepted in Canada which, as applied in these financial statements conform in all material respects with the accounting principles generally accepted in the United Kingdom. These financial statements are, unless otherwise noted, presented in Canadian $.

    CONSOLIDATION
    These consolidated financial statements include the accounts of the Company and its subsidiaries:

            Port Isaac Workboats Limited
            Tamarine Limited

    AMORTIZATION
    The Company amortizes its fixed assets using the following rates on a straight line basis. Amortization commences upon the date the Company begins usage of the asset:

            Furniture and fixtures                   20%
            Computer equipment                       33%
            Molds                                     5%

    FOREIGN CURRENCY TRANSLATION
    Monetary assets and liabilities denominated in foreign currencies are translated at the rates of exchange prevailing at the balance sheet date. Non-monetary assets and liabilities are translated at rates in effect at the dates the assets were acquired or obligations incurred. Revenue and expense items are translated at the average rate for the year. The resulting gains and losses are included in operations.

    DEVELOPMENT COSTS
    Development costs are expensed as occurred unless the development costs meet the generally accepted accounting criteria for deferral and amortization. The Company interprets these criteria on a stringent basis under which interpretation few, if any, development costs would qualify for deferral.

TAMARINE VENTURES LTD.

NOTES TO THE FINANCIAL STATEMENTS .../cont'd

FOR THE 11 MONTHS ENDED JULY 31, 1995


2.  SIGNIFICANT ACCOUNTING POLICIES  ...CONT'D

    CONTINUANCE OF OPERATIONS
    These financial statements are prepared on the going concern basis which implies that the Company will continue realizing its assets and discharging its liabilities in the normal course of business. The ability to continue as a going concern is dependent upon the Company obtaining additional working capital and arranging adequate additional financing.

    LOSS PER SHARE

    Loss per share is calculated on the basis of the weighted average number of common shares outstanding and issued for the year.

3.  AGREEMENTS

a)  PORT ISAAC WORKBOATS

    The Company, pursuant to an asset purchase agreement with a shareholder the Company has:

              i) purchased certain vessel molds, known as the Offshore 105 and Offshore 125, plans and rights to use the designs outside of the European Economic Community for 750,000 common shares (after rollback) of the Company at a deemed value of $750,000.

             ii) signed an option agreement giving it the right to purchase the remaining business of the vendor known as Port Isaac Workboats, including leasehold interests, vessel molds known as the Offshore Dory, the Offshore 25, and upgrades to the Offshore 125, and all design and product rights (including all rights in the European Economic Community) for $250,000 Canadian of which $25,000 has been paid.

b)  TAMARINE LIMITED

    The Company purchased from shareholders and directors of the Company all the issued and outstanding shares of Tamarine Limited for L2 Sterling and a 1 1/2% Royalty on Contracts initiated prior to the purchase and the assumption of certain liabilities of Tamarine Limited.

    The net assets acquired were:

           Accounts receiveable       $    22,401
                                      -----------
                                      -----------
           Bank overdraft             $    12,718
           Accounts payable                 9,683
                                      -----------
                                      $    22,401
                                      -----------
                                      -----------

TAMARINE VENTURES LTD.

NOTES TO THE FINANCIAL STATEMENTS .../cont'd

FOR THE 11 MONTHS ENDED JULY 31, 1995


3.   AGREEMENTS   ...CONT'D

c)  RHYS CAPITAL LIMITED

    The Company has signed an agreement with Rhys Capital Limited (RHYS) for Rhys to locate, initiate negotiations for, and arrange financing for the acquisition of operating companies in Australia in exchange for fees of:

          a)  Australian $173,181 payable in advance;
          b)  expenses incurred by Rhys;
          c) 5% of the total transaction payable in shares or cash, upon completion of the acquisition;
          d) 5% of the shares of Tamarine Ventures Ltd. upon successful completion of the acquisition;
          e) $17,500 support per month subsequent to completion, for ongoing market support.

    The company has agreed to issue 450,000 shares to Rhys in exchange for the expenses to be incurred by Rhys.

    The company has accrued 50,000 as payable under the contract being the estimate of amounts completed at July 31, 1995.

4.  CAPITAL ASSETS
                                          Accumulated   Net book
                                 Cost    Amortization     Value
                               --------  ------------   --------
    Furniture and fixtures     $  5,700     $  189      $  5,511
    Computers                    11,324      1,119        10,205
    Molds                       729,422          -       729,422
                               --------     ------      --------
                               $746,446     $1,308      $745,138
                               --------     ------      --------
                               --------     ------      --------


5.   SHARE CAPITAL

     Authorized:  100,000,000 common shares without par value.

     Shares issued for cash at:              Amount    Shares

         $ .000833                A, B, D   $  5,001  6,001,200
         $ .0001                     C, D        175  1,750,000
         $ .25                       C, E    253,000  1,012,000
         $ .50                       C, E     30,000     60,000
                                            --------  ---------
                                             288,176  8,823,200

     Shares issued for assets     A, B, D    750,000    750,000
                                            --------  ---------

TAMARINE VENTURES LTD.

NOTES TO THE FINANCIAL STATEMENTS .../cont'd

FOR THE 11 MONTHS ENDED JULY 31, 1995


                                          $1,038,126  9,573,200
                                          ----------  ---------
                                          ----------  ---------

5.  SHARE CAPITAL  ...CONT'D

         "A" denotes shares issued
         "B" after giving effect to a 2 to 1 rollback
         "C" shares allotted and un-issued
         "D" subject to earnout escrow agreement
         "E" subject to Pooling agreement.

6.  RELATED PARTY TRANSACTIONS

    The purchase and option agreement to acquire Port Isaac Workboats (see
    Note 3 [a]).

    Purchase of Tamarine Limited (see Note 3[b]).

    Management fees of $57,500 were paid to two of the Company's directors and shareholders.

    Rent and office service fees of $8,477 were paid to a former director and shareholder.

    Rent and office service fees of $6,420 were paid to a company controlled by a shareholder.

    Consultation fees and disbursements of $32,956 were accrued to two shareholders of the Company.

    Consultation fees of $16,000 were paid to a shareholder of the Company to manage Tamarine Limited.

    Accounting fees of $2,313 were paid to a company owned by a director and shareholder.

                     TAMARINE VENTURES LTD.

                  INTERIM FINANCIAL STATEMENTS

                         APRIL 30, 1996

               (UNAUDITED - SEE NOTICE TO READER)



                                    INDEX

                         Notice to Reader
                         Balance Sheet
                         Statement of Loss and Deficit
                         Notes to the Financial Statements

TAMARINE VENTURES LTD.
___________________________________________________________________________
STE 402 - 938 HOWE STREET, VANCOUVER, B.C. V6Z 1N9    TEL (604)687-7593
FAX (604)687-7278

                               NOTICE TO READER

     We have compiled the interim balance sheet of Tamarine Ventures Ltd. as at April 30, 1996 and interim statements of loss and deficit for the nine month period then ended for management purposes only. We have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned these statements may not be appropriate for their purposes.

May 25, 1996
Vancouver, B.C.

                            TAMARINE VENTURES LTD.

                            INTERIM BALANCE SHEET

                                APRIL 30, 1996

                      (Unaudited - See Notice to Reader)


                                                  1996               1996
                                                 April 30           July 31
                                    ASSETS
Current assets
   Cash                                        $     1,835       $    28,362
   Accounts receivable                                                22,401
   Prepaid expenses                                                   12,000
                                               -----------       -----------
                                                     1,835            62,763

Option Agreement                                    45,578            45,578

Deferred acquisition costs                         225,000

Capital Assets                                     749,611           745,138

Incorporation costs                                  2,261             2,838
                                               -----------       -----------
                                                $1,024,285           856,317
                                               -----------       -----------
                                               -----------       -----------

                                 LIABILITIES

Current liabilities
   Bank overdraft                               $                $    12,718
   Accounts payable and accrued liabilities        291,217           126,792
                                               -----------       -----------
                                                   291,217           139,510

                             SHAREHOLDERS' EQUITY

Capital stock                                    1,305,978         1,038,176
Accumulated deficit                               (572,910)         (321,369)
                                               -----------       -----------
                                                   733,068           716,807
                                               -----------       -----------
Approved stock                                   1,024,285           856,317
                                               -----------       -----------
                                               -----------       -----------


_________________________Director

_________________________Director


                            See Accompanying Notes

                            TAMARINE VENTURES LTD.

                    INTERIM STATEMENT OF LOSS AND DEFICIT

               FOR THE PERIOD AUGUST 1, 1995 TO APRIL 30, 1996

                      (Unaudited - See Notice to Reader)


                                   Period from         Period from
                                   August 1, 1995      August 31, 1994
                                   to April 30, 1996   to July 31, 1995
Expenses
   Consulting and filing fees          $  14,982          $   116,370
   Professional fees                      39,979               48,086
   Management fees                        26,150               57,500
   Office expense                         53,070               19,438
    Rent                                   4,105               16,502
    Travel                               113,255               62,165
   Amortization                                                 1,308
                                      ----------          -----------
                                         251,541              321,369

Net loss for the period                 (251,541)            (321,369)
                                      ----------          -----------

Accumulated deficit
   Beginning of period                  (321,369)            (321,369)
                                      ----------          -----------

End of period                           (572,910)            (321,369)
                                      ----------          -----------

                            See Accompanying Notes

                            TAMARINE VENTURES LTD.

                  NOTES TO THE INTERIM FINANCIAL STATEMENTS
                                APRIL 30, 1996

                      (Unaudited - See Notice to Reader)

1.   Going concern

     These financial statements have been prepared based on the going concern basis of accounting. This basis of accounting assumes the Company will be able to realize its assets and settle its liabilities in the normal course of business. Failure of the Company to continue as a going concern may result in the realization of assets at amounts significantly different from net book value.

2.   Significant accounting policies

     Reporting currency - All amounts reported are in Canadian funds.

                                  EXHIBIT C

                         NORTH  LILY  MINING  COMPANY

                       PRO FORMA CONDENSED CONSOLIDATED
                      BALANCE SHEET AS AT MARCH 31, 1996

                     (Unaudited - Prepared by Management)

                          NORTH LILY MINING COMPANY

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS AT MARCH 31, 1996

                     (UNAUDITED - PREPARED BY MANAGEMENT)

                                     NORTH LILY
                                       MINING       TAMARINE           PRO FORMA
                                     COMPANY        VENTURES LTD.     ADJUSTMENTS       PRO FORMA
                                        $               $                  $                $
                                                                        (NOTE 3)
                                       A S S E T S

CURRENT ASSETS

Current assets:
  Cash and cash equivalents             111,904         1,350         (11,171) (i)          102,083
  Marketable securities                  52,976             -               -                52,976
  Accounts receivable                    35,747             -               -                35,747
  Inventory                              43,207             -               -                43,207
                                    -----------      --------        --------           -----------
                                        243,834         1,350         (11,171)              234,013

Advances to Tamarine Ventures Ltd.      103,308                        22,605  (i)                -
                                                                     (125,913) (iv)               -
Plant and equipment, net                272,124       551,184               -               823,308
Mineral properties, net               3,072,693             -               -             3,072,693
Other assets                            107,457       200,617        (200,617)              107,457
                                    -----------      --------        --------           -----------
                                      3,799,416       753,151        (315,096)            4,237,471
                                    -----------      --------        --------           -----------
                                    -----------      --------        --------           -----------

LIABILITIES

Current liabilities:
  Accounts payable                      362,996       214,130          11,434  (i)
                                                                     (125,913) (iv)         462,647
  Accrued and other liabilities          38,000             -               -                38,000
  Reclamation liabilities               185,486             -               -               185,486
                                    -----------      --------        --------           -----------
                                        586,482       214,130        (114,479)              686,133
Due to officers                         445,000             -               -               445,000
                                    -----------      --------        --------           -----------
                                      1,031,482       214,130        (114,479)            1,131,133
                                    -----------      --------        --------           -----------

SHAREHOLDERS' EQUITY

Common stock                          2,820,222       960,278         300,000  (iii)
                                                                     (960,278) (iii)      3,120,222
Additional paid-in capital           49,143,994             -          38,404            49,182,398
Accumulated deficit                 (48,950,479)     (421,257)        421,257  (iii)    (48,950,479)
Treasury stock                         (267,395)            -               -              (267,395)
Marketable securities valuation
  adjustment                             21,592            -                -                21,592
                                    -----------      --------        --------           -----------
                                      2,767,934       539,021        (200,617)            3,106,338
                                    -----------      --------        --------           -----------
                                      3,799,416       753,151        (315,096)            4,237,471
                                    -----------      --------        --------           -----------
                                    -----------      --------        --------           -----------

                          NORTH LILY MINING COMPANY

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             AS AT MARCH 31, 1996

                     (UNAUDITED - PREPARED BY MANAGEMENT)

1.    PROPOSED SHARE EXCHANGE WITH TAMARINE VENTURES LTD.

      The Company is in the final stages of its negotiation of an Agreement and Plan of Share Exchange (the "Agreement") with Tamarine Ventures Ltd., a company incorporated under the laws of British Columbia, Canada ("Tamarine"). Under the terms of the Agreement the Company will be required to effect a one new for ten old reverse stock split, whereby every ten shares of the Company's issued and outstanding shares of Common Stock will be exchanged for one share of Common Stock ("Post-Consolidated Share"). On closing, the Company will issue 300,000 Post-Consolidated Shares of the Company in exchange for all of the issued and outstanding common shares of Tamarine, thereby making Tamarine a wholly-owned subsidiary of the Company (the "Share Exchange"). The Company has also agreed to issue up to 2,700,000 additional Post-Consolidated Shares (the "Performance Shares") of its common stock to the shareholders of Tamarine, if during any four consecutive calendar quarters, Tamarine achieves any of the following:

              i) 700,000 Post-Consolidated Shares upon generating gross revenues of $8,000,000, not later than December 31, 1997;

             ii) 1,000,000 Post-Consolidated Shares upon generating gross revenues of $20,000,000, not later than December 31, 1999; and

            iii) 1,000,000 Post-Consolidated Shares upon achieving $2,750,000 in net profits, after tax, not later than December 31, 1999.

      Closing of the Share Exchange is subject to a number of conditions including regulatory acceptance, approval by the shareholders of the Company and satisfactory results of due diligence investigations conducted by the Company and Tamarine.

2.    BASIS OF PRESENTATION

      The pro forma condensed balance sheet has been prepared for inclusion in the Company's annual information circular and relating to the Agreement and giving effect to the transactions described in Note 3.

      The pro forma condensed balance sheet should be read in conjunction with the audited consolidated financial statements of the Company and Tamarine and other information referred to in the annual information circular. It has been compiled from:

      (a) the unaudited condensed consolidated balance sheet of the Company as at March 31, 1996; and

      (b) the unaudited condensed consolidated balance sheet of Tamarine as at April 30, 1996, which is expressed in Canadian Dollars. The dollars have been translated into United States Dollars. At March 31, 1996, the value of the United States Dollar in terms of Canadian Dollars was $1.36.

      The acquisition of Tamarine will be accounted for as a purchase transaction. The assets and liabilities of Tamarine acquired are adjusted to their estimated fair values as described in Note 3 below.

      In the opinion of management, this pro forma condensed consolidated balance sheet includes all the adjustments necessary for fair presentation of the proposed transaction in accordance with United States generally accepted accounting principles. The pro forma condensed balance sheet is not necessarily indicative of the results of operations or the financial position that may be obtained in the future.

                          NORTH LILY MINING COMPANY

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             AS AT MARCH 31, 1996

                     (UNAUDITED - PREPARED BY MANAGEMENT)

3.    PRO FORMA TRANSACTIONS

      To date, Tamarine has not generated revenues and has only incurred corporate and administrative expenses. For the nine month period ended April 30, 1996, Tamarine has reported total expenses of $184,957 (Cdn.$251,541). In the opinion of management, a pro forma condensed income statement is not necessary for fair representation of the proposed transaction.

      The pro forma condensed consolidated balance sheet at March 31, 1996 has been compiled assuming the transactions occurred on March 31, 1996 and gives effect to the following:

      PRIOR TO THE ACQUISITION

             (i) the additional advances of $22,605 by the Company to Tamarine subsequent to March 31, 1996 ($11,171 recorded by Tamarine to April 30, 1996);

            (ii) a consolidation of the issued and outstanding common stock of the Company on a one new share (the "Post-Consolidated Share") for ten old common shares;

      ON ACQUISITION

           (iii) the issuance of 300,000 Post-Consolidated Shares in exchange for all of the issued and outstanding common shares of Tamarine at a deemed value of $1.12 per Post-Consolidated Share (the "Acquisition"). As indicated in Note 2, the Acquisition will be accounted for using the purchase method. Details of assets and liabilities acquired are as follows:

                                                                    $
                  Net assets acquired at assigned values
                  Cash                                            1,350
                  Non-cash working capital defiency            (214,130)
                  Capital assets                                551,184
                                                               --------
                  Total consideration                           337,054
                                                               --------
                                                               --------

            (iv) advances of $125,913 by the Company to Tamarine are eliminated.

4.    PERFORMANCE SHARES

      As described in Note 1, the Company may be required to issue up to 2,700,000 Performance Shares if Tamarine achieves certain performance criteria. The issuance of the Performance Shares, if any, will be recorded, when determinable, as an additional cost of the Acquisition.



                                                                PROXY
                                                      NORTH LILY MINING COMPANY

                                              PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                               FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                                To Be Held ____________________ 1996

The undersigned hereby constitutes and appoints Stephen E. Flechner and W. Gene Webb the true and lawful attorneys and proxies of the undersigned each with full power of substitution and appointment, for and in the name, place, and stead of the undersigned to act for and to vote all of the undersigned's shares of common stock of North Lily Mining Company (the "Company") at the Annual Meeting of Shareholders
to be held on __________, 1996, at ____ _.m., _______ Standard Time, at _________________________________
___________________________________________________________________, and at any and all adjournments thereof, for the purpose of considering and acting upon:

1.   ELECTION OF DIRECTORS  / /FOR all nominees listed below     / /WITHHOLD AUTHORITY
                            (except as marked to the             to vote for all nominees listed
                            contrary below)                      below
 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK THE BOX NEXT TO THE NOMINEE'S NAME BELOW.)
     / /S. Flechner        / /T. Loud        / /J. Twohig        / /W. Webb

2.   PROPOSAL TO APPROVE THE REVERSE STOCK SPLIT
         / /FOR                    / /AGAINST                  / /ABSTAIN

3.   PROPOSAL TO ACQUIRE TAMARINE VENTURES LTD.
         / /FOR                    / /AGAINST                  / /ABSTAIN

4.   PROPOSAL TO ADOPT 1996 STOCK OPTION PLAN
         / /FOR                    / /AGAINST                  / /ABSTAIN

5.   PROPOSAL TO ADOPT 1996 RESTRICTED STOCK PLAN
         / /FOR                    / /AGAINST                  / /ABSTAIN

6.   PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED STOCK
         / /FOR                    / /AGAINST                  / /ABSTAIN

7.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED
SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY
WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, AND 6.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith.
Dated and signed  ________________, 1996.
                                                  ---------------------------------------------

                                                  ---------------------------------------------
                                                  SIGNATURE(S) OF SHAREHOLDER(S)
                                                  (Signature(s) should agree with the name(s)
                                                  stenciled hereon.  Executors, administrators,
                                                  trustees, guardians, and attorneys should
                                                  indicate when signing.  Attorneys should
                                                  submit powers of attorney.

PLEASE SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED.  THE GIVING OF A PROXY
WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

PROXIES MUST BE SIGNED AND DATED IN ORDER TO BE VALID.